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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):              DECEMBER 23, 1997


                         MULTIMEDIA ACCESS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                      000-29020                   75-2528700
(STATE OF INCORPORATION)      (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
                                                             IDENTIFICATION NO.)


        2665 VILLA CREEK DRIVE, SUITE 200, DALLAS, TEXAS           75234
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)               (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:    (972) 488-7200





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ITEM 5.   OTHER EVENTS

          The press release dated December 18, 1997, attached to this report as
Exhibit 99.1 is incorporated herein by reference.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

              None.

          (b) PRO FORMA FINANCIAL INFORMATION.

              None.

          (c) EXHIBITS.

99.1      Press Release dated December 18, 1997

ITEM 9.   SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

          Pursuant to a placing agreement (the "Placing Agreement" and "Amendment to Placing Agreement," dated December 1, 1997 and December 5, 1997, respectively), between MultiMedia Access Corporation (the "Company") and Rauscher Pierce & Clark, Inc. and Rauscher Pierce & Clark Limited (together "RPC"), and Rauscher Pierce Refsnes, Inc. ("RPR," the "Placement Agent," and together with RPC, the "Lead Managers") on December 9, 1997 the Company sold $5,000,000 aggregate principal amount of 8% Senior Convertible Notes due 2002 (the "Notes") at an initial offering price of 100% of the principal amount thereof, less 8% gross commission. The Notes are convertible into shares of Common Stock of the Company at a Conversion Price of $4.625 per share of Common Stock, subject to adjustment in certain circumstances (including upon certain issuances of Common Stock or Common Stock Equivalents at less than the then effective Conversion Price).

          The Notes rank senior to all existing and future Subordinated Obligations and rank pari passu with all present and future Senior Indebtedness of the Company, except to the extent of any collateral securing such debt. At September 30, 1997, the Company had outstanding $324,509 of secured Senior Indebtedness, most of which is due and payable to a principal stockholder and officer of the Company in early 1998.

          The Company issued Lead Manager warrants (the "Lead Manager Warrants") on December 9, 1997, to RPC pursuant to Regulation S, and to RPR pursuant to
Section 4(2) of the Securities Act of 1933, to purchase an aggregate of 108,108 shares of Common Stock (ten





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percent (10%) of the total number of shares of Common Stock issuable upon conversion of the Notes issued), at an initial exercise price equal to $4.625, which were issued in the form of Lead Manager warrant certificates (the "Lead Manager Warrant Certificates"). Each Lead Manager Warrant entitles the holder to purchase one share at an initial exercise price equal to the Conversion Price of the Notes, and has a term of five (5) years. The Lead Manager Warrants may be exercised as to all or any lesser number of shares of Common Stock covered thereby, commencing twelve (12) months after the date of issuance.

         The purchasers advised the Company that the Notes were sold at 100% of the principal amount thereof outside the United States to certain persons in reliance on Regulation S under the Act.

         In connection with sales of the Notes outside the United States, each purchaser agreed that, except for sales described above, it would not offer, sell or deliver the Notes to, or for the account or benefit of, U.S. persons (as defined in Regulation S under the Act) (i) as part of such Purchaser's distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the offering of the Notes and the last closing date with respect to the Notes, and that it would send to each dealer or distributor to whom it sold such Notes during such period a confirmation or other notice setting forth the restrictions on offers and sales of the Notes within the United States or to, or for the account or benefit of, U.S. persons.

         The Notes were issued under a trust indenture, dated as of December 1, 1997 (the "Trust Indenture"), made between the Company and Marine Midland Bank (the "Trustee"), as trustee for the Holders of the Notes ("the Noteholders"). The Notes are convertible into shares of the Company's Common Stock at the option of the Noteholder at any time after the Restricted Period, and prior to maturity, unless previously redeemed. Notes which are converted prior to December 15, 1998 will be converted at a five percent (5%) discount from the then effective Conversion Price. The Restricted Period is defined in the Trust Indenture as a forty (40) day period commencing on the initial Closing Date (December 9, 1997), unless either (i) additional Notes are issued upon exercise of the Option, in which case the Restricted Period will be lengthened for a period of forty (40) days after such additional issuance, or (ii) Regulation S is amended and deemed applicable to the Notes, in which case the Restricted Period will be deemed lengthened to the applicable restricted period set forth in such amendments. With certain exceptions, upon voluntary conversion of any Note by a noteholder or the Trustee, no payment will be made for interest accrued during the period from the most recent Interest Payment Date to the Conversion Date.

         Subject to certain exceptions, in the event the Company at any time after the Restricted Period issues shares of Common Stock or Common Stock Equivalents at a price less than the then effective Conversion Price, the Conversion Price shall be deemed adjusted to the price at which such shares of Common Stock or Common Stock Equivalents were issued and Noteholders shall have the right and option to convert their Notes at such price (the "Temporary Conversion Price") into shares of Common Stock for a period of sixty (60) calendar days following notice by the Company of any such issuance. Upon any such conversion of any Note by a Noteholder





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pursuant to the foregoing, payment will be made for interest accrued during the period from the most recent Interest Payment Date to the Conversion Date.

         The Company can cause the Notes to be converted into shares of Common Stock at the Conversion Price at any time and from time to time after June 15, 1999, if the Market Price of the Common Stock in any thirty (30) consecutive calendar day period commencing on or after May 15, 1999, had equaled or exceeded 160% of the Conversion Price. The Company is required to give notice that it has met the criteria for mandatory conversion within thirty (30) days of having met such criteria. Upon any mandatory conversion of any Note by the Company, payment will be made by the Company for interest accrued during the period from the most recent Interest Payment Date to the Conversion Date. "Market Price" means the daily closing sale price of the Common Stock on a Stock Exchange Business Day.

         At any time after December 15, 2001, Noteholders can require the Company to redeem the Notes at 110% of par, plus accrued and unpaid interest.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MULTIMEDIA ACCESS CORPORATION

December 23, 1997                     By: /s/ William S. Leftwich
                                          -----------------------------------
                                          William S. Leftwich
                                          Chief Financial Officer and
                                          Assistant Secretary





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                               INDEX TO EXHIBITS

EXHIBIT NUMBER           DESCRIPTION
--------------           -----------
99.1             Press Release dated December 18, 1997